Exhibit 99.12

CONFIRMATION OF GUARANTEES AND
CONFIRMATION OF AND AMENDMENT TO SECURITY AGREEMENTS

THIS CONFIRMATION OF GUARANTEES AND CONFIRMATION OF AND AMENDMENT TO SECURITY AGREEMENTS (this “Confirmation”) is made as of May 1, 2011 by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust, FIVE STAR QUALITY CARE — NS TENANT, LLC, a Maryland limited liability company, FS TENANT HOLDING COMPANY TRUST, a Maryland business trust (jointly and severally, “Tenant”), each of the parties identified on the signature page hereof as a subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009 (as the same may be amended, restated or otherwise modified from time to time, “Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 4; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 4 are guaranteed by that certain Amended and Restated Guaranty Agreement (Lease No. 4), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same may be amended, restated or otherwise modified from time to time, the “Parent Guarantee”) and that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 4), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same may be amended, restated or otherwise modified from time to time, the “Subtenant Guarantee”; and, together with the Parent Guarantee, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 4 are further secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 4), dated as of August 4, 2009, by and among Subtenants and Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 4), dated as of August 4, 2009, by and among Tenant and Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”;

and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of the date hereof (the “Second Amendment”), Amended Lease No. 4 is being terminated with respect to the properties known as (i) the Southland Care Center located at 606 Simmons Street, Dublin, Georgia (the “Southland Property”) and (ii) the Autumn Breeze Healthcare Center located at 1480 Sandtown Road, Marietta, Georgia (the “Autumn Breeze Property”), all as more particularly described in the Second Amendment; and

WHEREAS, in connection with the partial termination of Amended Lease No. 4 with respect to the Southland Property and the Autumn Breeze Property pursuant to the Second Amendment, Five Star Quality Care Trust and Five Star Quality Care-GA, LLC are entering into that certain Partial Termination of Second Amended and Restated Sublease Agreement to reflect the termination of their sublease with respect to the Southland Property and the Autumn Breeze Property; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Second Amendment by Landlord, Landlord has required that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 4 as amended by the Second Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.                                       Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; and (b) replacing Schedule 2 attached thereto with Schedule 2 attached hereto.

2.                                       Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

3.                                       Confirmation of Guarantees and Security Agreements.  Each of the parties to the Guarantees and the Security Agreements hereby confirms that all references in the Guarantees

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and the Security Agreements to “Amended Lease No. 4” shall refer to Amended Lease No. 4 as amended by the Second Amendment, and the Guarantees and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

4.                                       No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Second Amendment, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Remainder of page left intentionally blank.]

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

TENANT:

FIVE STAR QUALITY CARE –
NS TENANT, LLC,
FIVE STAR QUALITY CARE TRUST, and
FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

SUBTENANTS:

FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC,
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IL, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-NJ, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WY, LLC,
FS TENANT POOL I TRUST, and
STOCKTON HERITAGE PARTNERS, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the
foregoing entities

MORNINGSIDE OF GREENWOOD, L.P., and MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of the foregoing entities

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

MORNINGSIDE OF SKIPWITH-RICHMOND, LLC

By:	LifeTrust America, Inc.,
Its Member

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

LANDLORD:

CCOP SENIOR LIVING LLC,
SNH CHS PROPERTIES TRUST,
SNH NS PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST, and
SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.                                       Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.                                       Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.                                       Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Greenwood, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.                                      Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.                                       Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.                                       Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of May 1, 2011, by and among Five Star

Quality Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant.

8.                                       Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as Subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.                                       Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Stockton Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.                                 Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care-NS Tenant, LLC, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.                                 Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-NJ, LLC, a Maryland limited liability company, as subtenant as amended by that certain Letter Agreement dated August 4, 2009 by and among Five Star Quality Care-NS Tenant, LLC, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

12.                                 Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star

Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

13.                                 Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

14.                                 Amended and Restated Sublease Agreement, dated as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant.

15.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, but effective as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant.

16.                                 Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 2

The Facilities

State	Facility	Subtenant

CALIFORNIA:	SOMERFORD PLACE — STOCKTON 3530 Deer Park Drive Stockton, California 95219	Stockton Heritage Partners, LLC

COLORADO:	LA VILLA GRANDE CARE CENTER 2501 Little Bookcliff Drive Grand Junction, Colorado 81501	Five Star Quality Care-Colorado, LLC

FLORIDA:	COURT AT PALM AIRE 2701 North Course Drive Pompano Beach, Florida 33069	Five Star Quality Care-FL, LLC

GEORGIA:	NORTHLAKE GARDENS 1300 Montreal Road Tucker, Georgia 30084	Five Star Quality Care-GA, LLC

IOWA:	WESTRIDGE QUALITY CARE & REHABILITATION 600 Manor Drive Clarinda, Iowa 51632	Five Star Quality Care-IA, LLC

ILLINOIS`:	BRENDEN GARDENS 900 Southwind Road Springfield, Illinois 62703	Five Star Quality Care-IL, LLC

KANSAS:	BRANDON WOODS AT ALVAMAR 1501 Inverness Drive Lawrence, Kansas 66047	Five Star Quality Care-KS, LLC

	OVERLAND PARK PLACE 6555 West 75th Street Overland Park, Kansas 66204	Five Star Quality Care-KS, LLC

State	Facility	Subtenant

KENTUCKY:	MORNINGSIDE OF MAYFIELD 1517 West Broadway Mayfield, Kentucky 42066	Morningside of Kentucky, Limited Partnership

	THE NEIGHBORHOOD OF SOMERSET 100 Neighborly Drive Somerset, Kentucky 42503	Morningside of Kentucky, Limited Partnership

NEBRASKA:	CENTENNIAL PARK RETIREMENT VILLAGE 510 Centennial Circle North Platte, Nebraska 69101	Five Star Quality Care-NE, LLC

	WESTGATE ASSISTED LIVING 3030 South 80th Street Omaha, Nebraska 68124	Five Star Quality Care-NE, LLC

NEW JERSEY:	NEWSEASONS AT CHERRY HILL 490 Cooper Landing Road Cherry Hill, New Jersey 08002	Five Star Quality Care-NJ, LLC

	NEWSEASONS AT MOUNT ARLINGTON 2 Hillside Drive Mount Arlington, New Jersey 07856	Five Star Quality Care-NJ, LLC

PENNSYLVANIA:	NEWSEASONS AT NEW BRITAIN 800 Manor Drive Chalfont, Pennsylvania 18914	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT CLARKS SUMMIT 950 Morgan Highway Clarks Summit, Pennsylvania 18411	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT EXTON 600 North Pottstown Pike Exton, Pennsylvania 19341	Five Star Quality Care-GHV, LLC

State	Facility	Subtenant

	NEWSEASONS AT GLEN MILLS (CONCORDVILLE) 242 Baltimore Pike Glen Mills, Pennsylvania 19342	Five Star Quality Care-GHV, LLC

	NEWSEASONS AT TIFFANY COURT 700 Northampton Street Kingston, Pennsylvania 18704	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	MORNINGSIDE OF GREENWOOD 116 Enterprise Court Greenwood, South Carolina 29649	Morningside of Greenwood, L.P.

TEXAS:	MONTEVISTA AT CORONADO 1575 Belvidere El Paso, Texas 79912	FS Tenant Pool I Trust

VIRGINIA:	DOMINION VILLAGE OF POQUOSON 531 Wythe Creek Road Poquoson, Virginia 23662	Five Star Quality Care-VA, LLC

	MORNINGSIDE IN THE WEST END 3000 Skipwith Road Richmond, Virginia 23294	Morningside of Skipwith-Richmond, LLC

WYOMING:	WORLAND HEALTHCARE & REHABILITATION CENTER 1901 Howell Avenue Worland, Wyoming 82401	Five Star Quality Care-WY, LLC

SCHEDULE 3

SCHEDULE 2

THE FACILITIES

CALIFORNIA:

SOMERFORD PLACE - STOCKTON

3530 Deer Park Drive

Stockton, California 95219

COLORADO:

LA VILLA GRANDE CARE CENTER

2501 Little Bookcliff Drive

Grand Junction, Colorado 81501

FLORIDA:

COURT AT PALM AIRE

2701 North Course Drive

Pompano Beach, Florida 33069

GEORGIA:

NORTHLAKE GARDENS

1300 Montreal Road

Tucker, Georgia 30084

IOWA:

WESTRIDGE QUALITY CARE & REHABILITATION

600 Manor Drive

Clarinda, Iowa 51632

ILLINOIS:

BRENDEN GARDENS

900 Southwind Road

Springfield, Illinois 62703

KANSAS:

BRANDON WOODS AT ALVAMAR

1501 Inverness Drive

Lawrence, Kansas 66047

OVERLAND PARK PLACE

6555 West 75th Street

Overland Park, Kansas 66204

KENTUCKY:

MORNINGSIDE OF MAYFIELD

1517 West Broadway

Mayfield, Kentucky 42066

THE NEIGHBORHOOD OF SOMERSET

100 Neighborly Drive

Somerset, Kentucky 42503

NEBRASKA:

CENTENNIAL PARK RETIREMENT VILLAGE

510 Centennial Circle

North Platte, Nebraska 69101

WESTGATE ASSISTED LIVING

3030 South 80th Street

Omaha, Nebraska 68124

NEW JERSEY:

NEWSEASONS AT CHERRY HILL

490 Cooper Landing Road

Cherry Hill, New Jersey 08002

NEWSEASONS AT MOUNT ARLINGTON

2 Hillside Drive

Mount Arlington, New Jersey 07856

PENNSYLVANIA:

NEWSEASONS AT NEW BRITAIN

800 Manor Drive

Chalfont, Pennsylvania 18914

NEWSEASONS AT CLARKS SUMMIT

950 Morgan Highway

Clarks Summit, Pennsylvania 18411

NEWSEASONS AT EXTON

600 North Pottstown Pike

Exton, Pennsylvania 19341

NEWSEASONS AT GLEN MILLS (CONCORDVILLE)

242 Baltimore Pike

Glen Mills, Pennsylvania 19342

NEWSEASONS AT TIFFANY COURT

700 Northampton Street

Kingston, Pennsylvania 18704

SOUTH CAROLINA:

MORNINGSIDE OF GREENWOOD

116 Enterprise Court

Greenwood, South Carolina 29649

TEXAS:

MONTEVISTA AT CORONADO

1575 Belvidere

El Paso, Texas 79912

VIRGINIA:

DOMINION VILLAGE OF POQUOSON

531 Wythe Creek Road

Poquoson, Virginia 23662

MORNINGSIDE IN THE WEST END

3000 Skipwith Road

Richmond, Virginia 23294

WYOMING:

WORLAND HEALTHCARE & REHABILITATION CENTER

1901 Howell Avenue

Worland, Wyoming 82401